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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-24621, 33-54577, 33-31812, 33-63273, 33-4583,
333-66415, 333-58039, 333-49014, 333-49016, 333-69724 and 333-69726) of Dell
Computer Corporation of our report dated February 14, 2002, relating to the financial statements and financial statement schedule which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Austin, Texas
April 30, 2002